UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2007

BAYWOOD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-22024	77-0125664
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 951-3956

NUTRITIONAL SPECIALTIES, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY
For the years ended August 31, 2006 and 2005

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This report on Form 8-K/A contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements, including statements regarding our expansion plans. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our annual report on Form 10-KSB and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

INDEPENDENT AUDITORS' REPORT

To the Stockholders of Nutritional Specialties, Inc.:

We have audited the accompanying balance sheet of Nutritional Specialties, Inc. as of August 31, 2006, and the related statements of operations, stockholders’ equity, and cash flows for each of the two years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Nutritional Specialties, Inc. as of August 31, 2006, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

EPSTEIN, WEBER & CONOVER, P.L.C.
Scottsdale, Arizona
June 8, 2007

Audited balance sheet of Nutritional Specialties, Inc., d/b/a LifeTime® or LifeTime Vitamin® as of August 31, 2006 and audited statements of income and cash flows for the fiscal years ended August 31, 2006 and August 31, 2005.

ASSETS
Current Assets
Cash and cash equivalents	$417,870
Accounts receivable, net of allowance of doubtful accounts of $127,567	1,020,218
Inventory	1,125,686
Prepaid expenses	87,630
Total current assets	2,651,404
Property and equipment, net	49,198
Other Assets
Deposits	8,025
Total other assets	8,025
Total assets	$2,708,627
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$788,024
Accrued expenses	185,363
Long-term debt, current portion	119,689
Capital leases, current portion	3,302
Total current liabilities	1,096,378
Long-term Debt, less current portion	1,118,329
Capital Leases, less current portion	6,493
Total liabilities	2,221,200
Stockholders' Equity
Common stock, no par value, authorized 200,000 shares; issued 160,000 shares, at stated value	40,000
Additional paid-in capital	107,000
Retained earnings	1,640,427
Treasury stock, 40,000 shares, at cost	(1,200,000)
Subscription receivable	(100,000)
Total stockholders' equity	487,427
Total liabilities and stockholders' equity	$2,708,627

	2006	2005
Revenue	$11,944,205	$10,621,687

Cost of Sales	6,883,547	6,321,416
Gross profit	5,060,658	4,300,271

Operating Expenses
Selling expenses	2,190,349	2,142,110
General and administrative expenses	1,628,750	1,482,355

Total operating expenses	3,819,099	3,624,465

Income from operations	1,241,559	675,806

Other Income (Expenses)
Interest Expense	(25,553)	(19,735)
Other Income	38,882	22,921

Total other income	13,329	3,186

Net Income	$1,254,888	$678,992

			Additional					Total
	Common Stock		Paid-in	Retained	Treasury Stock		Subscription	Stockholders'
	Shares	Amount	Capital	Earnings	Shares	Amount	Receivable	Equity
Balance at August 31, 2004	160,000	$40,000	$107,000	$586,547	40,000	$(800,000)	$-	$(66,453)

Sale of treasury stock					40,000	800,000	(100,000)	700,000
Distributions to stockholders				(20,000)				(20,000)
Net income				678,992				678,992

Balance at August 31, 2005	160,000	40,000	107,000	1,245,539	-		(100,000)	1,292,539

Purchase of treasury stock					40,000	(1,200,000)		(1,200,000)
Distributions to Stockholders				(860,000)				(860,000)
Net income				1,254,888				1,254,888

Balance at August 31, 2006	160,000	$40,000	$107,000	$1,640,427	40,000	$(1,200,000)	$(100,000)	$487,427

NUTRITIONAL SPECIALTIES, INC.

STATEMENTS OF CASH FLOWS
For the years ended August 31, 2006 and 2005

	2006	2005
Cash Flows from Operating Activities
Net income	$1,254,888	$678,992
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation	38,873	22,689
Changes in assets and liabilities
Accounts receivable	(122,427)	(176,570)
Inventory	(143,928)	95,177
Prepaids and other assets	63,736	(126,349)
Accounts payable and accrued expenses	(305,055)	182,841
Net cash provided by operating activities	786,087	676,780
Cash Flows from Investing Activities

Property and equipment acquisitions	(5,939)	(55,058)
Net cash used by investing activities	(5,939)	(55,058)
Cash Flows from Financing Activities
Payments on debt	(111,026)	(692,974)
Distributions to stockholders	(860,000)	(20,000)
Contributions from stockholder	-	700,000
Net cash used by financing activities	(971,026)	(12,974)
Net change in cash and cash equivalents	(190,878)	608,748
Cash and cash equivalents, beginning of year	608,748	-
Cash and cash equivalents, end of year	$417,870	$608,748

Supplemental Cash Flow Information:
Interest paid on cash basis	$25,553	$23,269

Noncash Financing Activity:
Note payable issued for purchase of treasury stock	$1,200,000	$-
Note receivable for sale of treasury stock	$-	$100,000

1.	NATURE OF BUSINESS

Nutritional Specialties, Inc. d/b/a LifeTime Nutrition was incorporated in California on January 22, 1988 and is located in Orange, California.  The Company is a wholesaler of health products, vitamins and related supplements.  Its customers primarily include independently owned retailers and also some national chains both in the United States and internationally.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents– Cash and cash equivalents includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. At times cash deposits may exceed government insured limits.  At August 31, 2006, cash deposits exceeded those insured limits by $825,150.

Accounts receivable– Accounts receivable consists of amounts due from customers for product sales.  Credit is extended based on evaluations of a customer’s credit worthiness and generally collateral is not required.  Customers without favorable credit history with the Company must use credit cards or are COD.  The Company uses the allowance method for recognizing bad debts, allowing for all accounts with balances greater than 120 days.  Such accounts are written off against the allowance when deemed to be uncollectible.  At August 31, 2006, the allowance for doubtful accounts was $127,567.  The Company generally does not charge interest on past due accounts.

Inventory– Inventory consists primarily of finished product, certain raw materials and packaging and labeling materials, and are recorded at the lower of cost or market on a first-in, first-out basis.  The Company does not process raw materials but rather has third party suppliers formulate, encapsulate and package finished goods.

Revenue recognition– Revenue is recognized when the product is shipped.  Sales returns are recorded as a reduction to sales when a customer and the Company agree a return is warranted.  All returns must be authorized in advance. If returned, customers are responsible for returning merchandise in resalable condition.  Full credit cannot be given for merchandise that has been defaced, marked, stamped, or priced in any way.

Income taxes– The Company has elected to be taxed under Subchapter S of the Internal Revenue Code.  As such, the Company’s profits and losses are reported in the individual income tax returns of the stockholders.  Accordingly, no income tax provision is included in these financial statements.

Property and equipment– Property and equipment is stated at cost less accumulated depreciation. Depreciation is recorded using accelerated methods, which are substantially the same as generally accepted accounting principles, over the estimated useful lives of the assets of 5 - 39 years.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising– Advertising costs are included in selling expenses on the statements of operations and are expensed as incurred.  Advertising expense amounted to $214,102 for the year ended August 31, 2006 and $341,340 for the year ended August 31, 2005.

Shipping and handling– Expenses for shipping are recorded at the time of shipment.  Shipping expenses of approximately $627,000 for the year ended August 31, 2006 and $685,000 for the year ended August 31, 2005 are included in selling expenses in the accompanying statement of operations.  Warehouse handling expenses are recorded when incurred and are included in general and administrative expenses.

Financial Instruments– Financial instruments consist primarily of cash, accounts receivable, and obligations under accounts payable and accrued expenses.  The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of those instruments and market interest rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

3.	INVENTORY

Inventory consisted of the following as of August 31, 2006:

Finished goods	$862,891
Raw materials	164,419
Labels and packaging materials	128,424
Expired and reserved inventory	(30,048)
$1,125,686

4.	PROPERTY AND EQUIPMENT

Property and Equipment consists of the following as of August 31, 2006:

Computer and other equipment	$62,167
Machinery and equipment	47,506
Furniture and fixtures	28,496
Leasehold improvements	29,300
167,469
Less: accumulated depreciation	(118,271)
Property and Equipment, net	$49,198

5.	RELATED PARTY TRANSACTIONS

Two vendors are owned by stockholders of the Company.  Purchases from NHK Laboratories, Inc. and Best Formulations, Inc. amounted to approximately $2,787,000 and $722,000, respectively, for the year ended August 31, 2006 and approximately $4,046,000 and $465,000, respectively, for the year ended August 31, 2005.

The Company paid consulting fees of $50,000 to an individual related by marriage to one of the Company’s stockholders during the year ended August 31, 2006.

6.	LEASE COMMITMENTS

Office Operating Lease
In May 2005, the Company entered into a 36-month operating lease for its office and warehouse space which expires in 2008.  Rent expense was $79,554 for the year ended August 31, 2006 and $100,197 for the year ended August 31, 2005.

The future minimum payments under this lease for years ending August 31 are as follows:

2007	$77,648
2008	66,440
Total	$144,088

Equipment Capital Lease
The Company leases certain equipment for a five year period which is recorded as a capital lease.  Total lease payments, including interest, for the years ended August 31, 2006 and 2005 were $3,723.  The equipment is included in property and equipment at carrying value of $21,114 less accumulated amortization of $8,798.

The future minimum payments under this lease for years ending August 31 are as follows:

2007	$3,723
2008	3,723
2009	3,102
Total	10,548
Less: Imputed interest	(753)
Total	$9,795

7.	LINE OF CREDIT

On May 20, 2005, the Company entered into a line of credit agreement with a financial institution for $852,000.  The line of credit has an interest rate of 1.0% above prime.  The line of credit is collateralized by substantially all the assets of the Company and is guaranteed by its stockholders.  As of August 31, 2006, there were no amounts outstanding on this line of credit.

In addition, on May 20, 2005, the Company entered into a line of credit agreement with a financial institution for $50,000.  The line of credit is collateralized by substantially all the assets of the Company and guaranteed by its stockholders.  As of August 31, 2006, there were no amounts outstanding on this line of credit.

8.	LONG-TERM DEBT

Long-term debt consists of the following:

Note payable to the estate of a former stockholder, due in monthly payments of $12,117, including interest at 5%, due May 2013. The note is unsecured.	$1,120,263

Loan payable to a financial institution, due in monthly payments of $2,808, including interest at 5.22%, due June 2010, collateralized by all assets of the Company.	117,755

Total long-term debt	1,238,018

Less current portion	119,689
$1,118,329

Scheduled principal payments for the years ending August 31 are as follows:

2007	$119,689
2008	125,877
2009	132,386
2010	134,734
2011	111,676
Thereafter	613,656
$1,238,018

9.	TREASURY STOCK

In December 2004, a stockholder of the Company purchased 40,000 shares of common stock, which was held by the Company as treasury stock, for $700,000 in cash and a subscription note receivable for $100,000.  The note accrues interest at four percent and is payable at the earlier of disposition of the stock or sale of the Company, as defined.

In May 2006, the Company purchased 40,000 shares of common stock from the estate of a former stockholder for $1,200,000 under the terms of a buy/sell agreement.  See Notes 8 and 13.

10.	CONCENTRATION RISK

At August 31, 2006, approximately 21% of trade accounts receivable was due from one customer.  For the year ended August 31, 2006, net sales relating to this customer were approximately $931,000.

At August 31, 2006, approximately 52% and 20% of accounts payable were due to two vendors.  For the year ended August 31, 2006, purchases relating to these two vendors were approximately $2,787,000 and $1,241,000, respectively.  At August 31, 2005, purchases relating to one vendor were approximately $4,046,000.

11.	GEOGRAPHIC AREA DATA

The Company operates in only one reportable segment and holds all of its assets in the United States. Their product lines primarily include nutritional and dietary supplements.  The Company generates revenue from numerous customers, primarily in the United States.  However, the Company also generates revenue from international sales.  For the year ending August 31, 2006, sales to customers in Canada, Croatia, and Turkey were approximately $914,000, $326,000, and $931,000, respectively.  For the year ended August 31, 2005 sales to customers in Canada, Croatia and Turkey were approximately $965,000, $266,000 and $588,000, respectively.

12.	PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan for employees with one year of service and who are at least 18 years of age.  Employee contributions are matched by the Company up to four percent of the employees compensation.  The Company contributed $12,035 to the Plan during the year ended August 31, 2006 and $8,828 for the year ended August 31, 2005.

13.	CONTINGENCIES

Buy/Sell Agreement
The Company has the option to purchase the shares of a stockholder if such shares are not purchased by the other stockholders under the terms of a buy/sell agreement.  The purchase price of the shares is determined annually by the stockholders, but if not so determined the purchase price is determined based on an appraisal by a qualified business appraiser.  In the amended agreement dated January 30, 2006, the purchase price was established at $30 per share.

(b)	Pro Forma Financial Information

Pro forma condensed balance sheet of Baywood International, Inc. (the “Company” and Nutritional Specialties, Inc., d/b/a LifeTime® or LifeTime Vitamin® as of December 31, 2006 and pro forma condensed statements of income for the fiscal year of the Company ended December 31, 2006 and the quarterly period ended March 31, 2007.

NUTRITIONAL SPECIALTIES, INC.

Financial Statements as of
February 28, 2007 and 2006

NUTRITIONAL SPECIALTIES, INC.

BALANCE SHEETS
February 28, 2007 and 2006

ASSETS
Current Assets	2007	2006
Cash and cash equivalents	$244,866	$690,724
Accounts receivable, net of allowance of doubtful accounts of $104,793 and $26,429, respectively	1,102,346	1,150,789
Inventory	1,056,784	1,266,569
Prepaid expenses	62,066	89,540
Total current assets	2,466,062	3,197,622

Property and equipment, net	33,311	44,102

Other Assets
Deposits	7,279	10,289
Total other assets	7,279	10,289
Total assets	$2,506,652	$3,252,013

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$757,563	$907,121
Accrued expenses	249,633	414,412
Long-term debt, current portion	122,840	27,497
Capital leases, current portion	3,382	3,221
Loans from stockholders	-	420,000
Total current liabilities	1,133,418	1,772,251

Long-term Debt, less current portion	1,056,105	103,754

Capital Leases, less current portion	4,780	8,164
Total liabilities	2,194,303	111,918

Stockholders' Equity
Common stock, no par value, authorized 200,000 shares; issued 160,000 shares, at stated value	40,000	40,000
Additional paid-in capital	107,000	107,000
Retained earnings	1,465,349	1,320,844
Treasury stock, 40,000 shares, at cost	(1,200,000)	-
Subscription receivable	(100,000)	(100,000)
Total stockholders' equity	312,349	1,367,844
Total liabilities and stockholders' equity	$2,506,652	$3,252,013

The accompanying notes are an integral part of theses financial statements

NUTRITIONAL SPECIALTIES, INC.

STATEMENTS OF OPERATING RESULTS
For the Six Months Ended February 28, 2007 and 2006

	2007	2006
Revenue	$5,860,653	$5,828,291
Cost of Sales	3,277,572	3,420,655
Gross profit	2,583,081	2,407,636

Operating Expenses
Selling expenses	1,080,063	1,106,040
General and administrative expenses	778,272	801,446
Total operating expenses	1,858,335	1,907,486
Income from operations	724,746	500,150

Other Income (Expenses)
Interest Expense	(32,956)	(5,315)
Other Income	1,268	25,000
Total other income (expense)	(31,688)	19,685
Net Income	$693,058	$519,835

The accompanying notes are an integral part of theses financial statements

NUTRITIONAL SPECIALTIES, INC.

STATEMENTS OF CASH FLOWS
For the Six Months Ended February 28, 2007 and 2006

	2007	2006
Cash Flows from Operating Activities
Net income	$693,058	$519,835
Adjustments to reconcile net income to net cash flows from operation activities
Depreciation	15,887	8,842
Changes in assets and liabilities
Accounts receivable	(82,128)	(255,048)
Inventory	68,902	(284,811)
Prepaids and other assets	26,310	61,612
Accounts payable and accrued expenses	33,809	43,093
Other	31,864	4,655
Net cash provided by operating activities	787,702	98,178

Cash Flows from Financing Activities
Payments on debt	(60,706)	(16,202)
Distributions to stockholders	(900,000)	(420,000)
Advances from stockholders	-	420,000
Net cash used by financing activities	(960,706)	(16,202)
Net change in cash and cash equivalents	(173,004)	81,976
Cash and cash equivalents, beginning of year	417,870	608,748
Cash and cash equivalents, end of period	$244,866	$690,724

Supplemental Cash Flow Information:
Interest paid on cash basis	$32,956	$5,315

The accompanying notes are an integral part of theses financial statements

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

1.	NATURE OF BUSINESS

Nutritional Specialties, Inc. dba LifeTime Nutrition was incorporated in California on January 22, 1988 and is located in Orange, California.  The Company is a wholesaler of health products, vitamins and related supplements.  Its customers primarily include independently owned retailers and also some national chains both in the United States and internationally.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents– Cash and cash equivalents includes all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. At times cash deposits may exceed government insured limits.  At February 28, 2007, cash deposits exceeded those insured limits by $663,373.

Accounts receivable– Accounts receivable consists of amounts due from customers for product sales.  Credit is extended based on evaluations of a customer’s credit worthiness and generally collateral is not required.  Customers without favorable credit history with the Company must use credit cards or are COD.  The Company uses the allowance method for recognizing bad debts, allowing for all accounts with balances greater than 120 days.  Such accounts are written off against the allowance when deemed to be uncollectible.  At February 28, 2007 and 2006, the allowance for doubtful accounts was $104,793 and $26,429, respectively.  The Company generally does not charge interest on past due accounts.

Inventory– Inventory consists primarily of finished product, certain raw materials and packaging and labeling materials, and are recorded at the lower of cost or market on a first-in, first-out basis.  The Company does not process raw materials but rather has third party suppliers formulate, encapsulate and package finished goods.

Revenue recognition– Revenue is recognized when the product is shipped.  Sales returns are recorded as a reduction to sales when a customer and the Company agree a return is warranted.  All returns must be authorized in advance. If returned, customers are responsible for returning merchandise in resalable condition.  Full credit cannot be given for merchandise that has been defaced, marked, stamped, or priced in any way.

Income taxes– The Company has elected to be taxed under Subchapter S of the Internal Revenue Code.  As such, the Company’s profits and losses are reported in the individual income tax returns of the stockholders.  Accordingly, no income tax provision is included in these financial statements.

Property and equipment– Property and equipment is stated at cost less accumulated depreciation. Depreciation is recorded using accelerated methods, which are substantially the same as generally accepted accounting principles, over the estimated useful lives of the assets of 5 - 39 years.

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising– Advertising costs are included in selling expenses on the statements of operations and are expensed as incurred.  Advertising expense amounted to $115,815 and $107,141 for the six months ended February 28, 2007 and 2006 respectively.

Shipping and handling– Expenses for shipping are recorded at the time of shipment.  Shipping expenses of approximately $291,000 for the six months ended February 28, 2007 and $295,000 for the six months ended February 28, 2006 are included in selling expenses in the accompanying statement of operations.  Warehouse handling expenses are recorded when incurred and are included in general and administrative expenses.

Financial Instruments– Financial instruments consist primarily of cash, accounts receivable, and obligations under accounts payable and accrued expenses.  The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of those instruments and market interest rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

3.	INVENTORY

Inventory consisted of the following as of February 28, 2007 and 2006:

	2007	2006

Finished goods	$884,825	$1,127,715
Raw materials	54,156	93,659
Labels and packaging materials	141,591	94,745
Expired and reserved inventory	(23,788)	(49,550)

	$1,056,784	$1,266,569

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

4.	PROPERTY AND EQUIPMENT

Property and Equipment consists of the following as of February 28, 2007 and 2006:

	2007	2006

Computer and other equipment	$62,167	$62,167
Machinery and equipment	47,506	47,506
Furniture and fixtures	28,496	28,496
Leasehold improvements	29,300	29,300
	167,469	167,469

Less accumulated depreciation	(134,158)	(123,367)

Property and equipment, net	$33,311	$44,102

5.	RELATED PARTY TRANSACTIONS

Two vendors are owned by stockholders of the Company.  Purchases from NHK Laboratories, Inc. and Best Formulations, Inc. amounted to approximately $1,248,600 and $66,300, respectively, for the six months ended February 28, 2007 and approximately $1,331,600 and $472,900, respectively, for the six months ended February 28, 2006.

The balances included in accounts payable due to NHK Laboratories, Inc. and Best Formulations, Inc. were $398,052 and $9,997 at February 28, 2007, respectively, and $470,141 and $73,763 at February 28, 2006, respectively.

The Company paid consulting fees of $50,000 to an individual related by marriage to one of the Company’s stockholders during the six months ended February 28, 2006.

6.	LEASE COMMITMENTS

Office Operating Lease
In May 2005, the Company entered into a 36-month operating lease for its office and warehouse space which expires in 2008.  Rent expense was $38,306 and $37,567 for the six months ended February 28, 2007 and 2006, respectively.

The future minimum payments under this lease for years ending August 31 are as follows:

2007	$38,824
2008	66,440
Total	$105,264

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

Equipment Capital Lease
The Company leases certain equipment for a five year period which is recorded as a capital lease.  Total lease payments, including interest, for the six months ended February 28, 2007 and 2006 were $1,861.  The equipment is included in property and equipment at carrying value of $21,114 less accumulated amortization.

6.	LEASE COMMITMENTS (CONTINUED)

The future minimum payments under this lease for years ending August 31 are as follows:

2007	$1,861
2008	3,723
2009	3,102

Total	8,686

Less: Imputed interest	(524)

Total	$8,162

7.	LONG-TERM DEBT

Long-term debt consists of the following:

Note payable to the estate of a former stockholder in the original amount of $1,200,000, due in monthly payments of $12,117, including interest at 5%, and a final payment of $416,416 due May 2013. The note is unsecured.	$1,075,098

Loan payable to a financial institution, due in monthly payments of $2,808, including interest at 5.22%, due June 2010, collateralized by all assets of the Company.	103,847

Total long-term debt	1,178,945

Less current portion	122,840
$1,056,105

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

Scheduled principal payments for the years ending August 31 are as follows:

2007	$60,616
2008	125,877
2009	132,386
2010	134,734
2011	111,676
Thereafter	613,656
$1,178,945

8.	TREASURY STOCK

In May 2006, the Company purchased 40,000 shares of common stock from the estate of a former stockholder for $1,200,000 under the terms of a buy/sell agreement.  See Notes 7 and 12.

9.	CONCENTRATION RISK

At February 28, 2007, approximately 12% of trade accounts receivable was due from one customer.  At February 28, 2006, approximately 15% was due from one, but different, customer.

10.	GEOGRAPHIC AREA DATA

The Company operates in only one reportable segment and holds all of its assets in the United States. Their product lines primarily include nutritional and dietary supplements.  The Company generates revenue from numerous customers, primarily in the United States.  However, the Company also generates revenue from international sales.  For the six months ended February 28, 2007 and 2006, sales of approximately $1,025,000 and $1,045,000, respectively, were to companies outside of the United States.  For the six months ending February 28, 2007, sales to customers in Canada, Croatia, and Turkey were approximately $552,600, $134,500, and $218,300, respectively.  For the six months ended February 28, 2006 sales to customers in Canada, Croatia and Turkey were approximately $475,300, $97,300 and $456,400, respectively.

11.	PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan for employees with one year of service and who are at least 18 years of age.  Employee contributions are matched by the Company up to four percent of the employees compensation.  The Company contributed $14,827 to the Plan during the six months ended February 28, 2007 and $5,229 for the six months ended February 28, 2006.

NUTRITIONAL SPECIALTIES, INC.

NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
SIX MONTHS ENDED FEBRUARY 28, 2007 AND 2006

12.	CONTINGENCIES

Buy/Sell Agreement
The Company has the option to purchase the shares of a stockholder if such shares are not purchased by the other stockholders under the terms of a buy/sell agreement.  The purchase price of the shares is determined annually by the stockholders, but if not so determined the purchase price is determined based on an appraisal by a qualified business appraiser.  In the amended agreement dated January 30, 2006, the purchase price was established at $30 per share.

* * * * * *

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
12/31/2006
(UNAUDITED)

	Historical
	Baywood	Nutritional	Pro Forma		Pro Forma
	International, Inc.	Specialties, Inc.	Adjustments		Combined

ASSETS

CURRENT ASSETS
Cash and equivalents	$22,200	$103,838	$757,486	(8)	$883,524
Accounts receivable	45,789	891,940	-		937,729
Inventories	76,644	1,016,588	-		1,093,232
Prepaid expenses and other current assets	64,727	60,675	-		125,402
Total current assets	209,360	2,073,041	757,486		3,039,887

NON CURRENT ASSETS
Excess of purchase price over fair value of tangible assets	-	-	10,141,418	(2)	10,141,418
Other non-current assets	243,500	100,000	(242,000)	(3)	101,500
Property and equipment	27,584	19,267	-		46,851
Debt acquisition costs	-	-	893,052	(4)	893,052
				(5)
Accumulated amortization of debt acquisition costs			(260,597)	(5)	(260,597)
Total non-current assets	271,084	119,267	10,531,873		10,922,224

Total assets	$480,444	$2,192,308	$11,289,359		$13,962,111

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$706,401	$368,300	$-		$1,074,701
Interest payable	298,217	-	-		298,217
Accrued liabilities	715,786	533,487	-		1,249,273
Bank line of credit	-	307,257	-		307,257
Notes payable	1,514,321	93,004	(300,000)	(6)	1,307,325
Notes payable- Lifetime Acquisition	-	-	2,487,500	(4)	2,487,500
Deferred income tax liability			270,438	(9)	270,438
Total current liabilities	3,234,725	1,302,048	2,457,938		6,994,711

Notes payable	-	997,274	3,312,500	(4)	4,309,774
Less Discount(net of amortization)	-	-	(266,831)	(5)	(266,831)
Net	-	997,274	3,045,669		4,042,943

STOCKHOLDERS' EQUITY
Preferred stock, $1.00 par value, 10,000,000 shares authorized
Class A, 35,000 shares issued and outstanding	35,000	-	-		35,000
Class F, 11,710 shares issued and outstanding; stated value of $936,800	11,710	-	-		11,710
Class G, 200,000 shares issued and outstanding	200,000	-	-		200,000
Class H, 350,000 shares issued and outstanding	350,000	-	-		350,000
Class I, 521,500 shares issued and outstanding, $.001 par value	-	-	521	(6)	521
Common stock, $.001 par value, 50,000,000 shares authorized, 32,768,235 shares issued and outstanding,	42,667	-	22,000	(1)	64,667
Common stock	-	40,000	(40,000)	(2)	-
Additional paid-in capital	10,705,990	107,000	7,073,698	(5)	17,886,688
				(6)
			-	(7)
Accumulated other comprehensive loss	(36,000)	-	-		(36,000)
Accumulated deficit	(14,063,648)		-		(14,063,648)
Retained Earnings	-	945,986	(945,986)	(2)	-
Proforma adjustments			(1,524,481)		(1,524,481)
Treasury stock	-	(1,200,000)	1,200,000	(2)	-
Total stockholders' equity (deficit)	(2,754,281)	(107,014)	5,785,752		2,924,457
Total liabilities and stockholders' equity	$480,444	$2,192,308	$11,289,359		$13,962,111

(1)
We issued 22,000,000 shares of our common stock to the sellers as part of the purchase price that is valued at current trading price of $0.05 per share.  Common stock was increased for the par value of $.001per share with the balance of $1,078,000 included in additional paid in capital.

(2)	The total purchase price is as follows:

Cash	$7,634,404
Notes payable- sellers	1,300,000
Common stock	1,100,000
10,034,404
Estimated liabilities in excess of tangible assets acquired	107,014
Total	$10,141,418

The notes payable consist of 8% unsecured promissory notes in the aggregate amount of $700,000 and 8% unsecured convertible promissory notes in the aggregate amount of $600,000, and a five-year warrant to purchase 700,000 shares of our common stock at an exercise price of $.05 per share. The 8% convertible notes are convertible into shares of common stock at a conversion price of $.05 per share subject to various adjustments.

The proforma consolidated financial statements are prepared by combining the assets and liabilities of the entities at their book values which approximate their fair values. The excess of the purchase price over the carrying values of the assets and liabilities is being recorded as an intangible asset. This asset will be tested for impairment annually and will be written down to fair value if less than the recorded cost.

The stockholders' equity of the acquired company, Nutritional Specialties, Inc.(Lifetime) is eliminated through these consolidation and proforma adjustments.

(3)
During 2006 we paid various professional fees in connection with the Lifetime acquisition. These expenses were deferred at December 31, 2006 and allocated as a cost of the investment in Lifetime, the raising of debt and the raising of equity.

(4)
In connection with the acquisition, we raised $4,500,000 from (i) the issuance of 10% notes in the aggregate principal amount of $1,000,000, (ii) the issuance of a 12% 2007 bridge note in the principal amount of $2,000,000, and (iii) bank financing in the aggregate principal amount of $1,500,000.

Total indebtedness incurred in the acquisition is as follows:

10% notes, interest payable monthly and principal payments of $166,667 in February, 2008 and $833,333 in February, 2009	$1,000,000

12% subordinated bridge note payable on June 30, 2007	2,000,000

Bank financing payable in monthly payments of interest and principal of $19,801 through March, 2010 and a final payment of $1,210,977 in April, 2010. Interest is at 9.75 percent.	1,500,000

Seller notes with interest payable monthly at 8% and principal payable quarterly through March, 2009	1,300,000

Total	$5,800,000

Current	$2,487,500
Long term	3,312,500
Total	$5,800,000

(5)
We issued warrants to (i) the sellers to acquire 700,000 shares of our common stock at $.05per share, (ii) the purchasers of the 10% notes to purchase 10,000,000 shares of common stock at an exercise price of $.02 per share, '(iii) (iii) and the purchaser of the 12% 2007 bridge notes to purchase 4,000,000 shares of common stock at an exercise price of $.05 per share. In addition, we issued warrants to Northeast Securities, Inc. to purchase 18,483,750 shares of common stock at an exercise price of $.04 per share. Northeast Securities, Inc. was the exclusinve placement agent and was issued the warrants for their services in connection with the placement of the equity and certain of the notes.

Using the Black-Scholes option pricing model, the value of these warrants is determined to be an average $0.0589 per warrant. The value assigned to the warrants relating to the debt is recorded as a discount of the debt and an addition to additional paid in capital. The value of the warrants issued and other amounts paid to Northeast Securities, Inc.for their services as placement agent is allocated between debt acquisition cost and additional paid in capital as a cost of raising the financing.

The value of the warrants issued and other amounts paid for the debt acquisition will be amortized over the terms of the related notes which range between 2007 and 2010. The value of the warrants attributable to the debt discount will be amortized over the term of the related debt based on the timing of the principal payments.

See also (6) below relating to warrants issued to purchasers of the Series I 8% cumulative convertible preferred stock.

(6)
In connection with the acquisition, we issued 104.3 units consisting of 5,000 shares per unit of Series I 8% cumulative convertible preferred stock, convertible into 1,250,000 shares of common stock at $.04 per share, and a five year warrant to purchase 250,000   shares at an exercise price of $.02 per share to a group of accredited investors. As part of the offering, $300,000 of our outstanding indebtedness was converted into shares of the Series I preferred stock.

(7)
Additional paid in capital includes the amounts received in excess of the par value of the common and preferred shares issued and the value of the warrants issued to certain note holders, the placement agent and the investors in the preferred stock. It is also being reduced for the costs incurred in connection with raising the equity.

(8)
The proforma adjustment for cash consists of the cash raised through the offering less the amount paid for the acquisition and less the amount paid for interest on the acquisition debt during the proforma period.

(9)	The deferred income tax liability is recorded to recognize a future income tax obligation caused by goodwill being amortized for tax purposes and not for accounting purposes.

The Company’s stock price has traded in range of $0.02 to $0.16 per share over the prior five year period and a range of $.04 to $.10 for February, March and April of 2007. These proforma statements value the common shares issued at $.05 per share which is management's estimate of an average value in the period around the time of the acquisition. The warrants are valued at $.07 per share which was the trading price on March 31, 2007, the effective date of the transaction.

These proforma financial statements present the proforma financial position of the combined entity assuming the transaction occurred on January 1, 2006 The acquisition closed on April 5, 2007, effective March 31, 2007.

Management does not believe that the final purchase price will vary materially from the proforma purchase price.

For purposes of this pro forma presentation, it is assumed that there are no significant differences from the carrying value of tangible net assets of the sellers and the fair value of such net assets at the time of the acquisition.  At this time, we cannot estimate the allocation of the excess purchase price over the fair value of net assets acquired among amortizable intangibles and goodwill.  The actual allocation could be based on a third party valuation of the seller's net assets and such allocation could vary from that presented above.  However, we do not anticipate a material change in the final allocation of purchase price over the fair value as compared to the allocation presented above.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

	Historical
	Baywood	Nutritional		Pro Forma		Pro Forma
	International, Inc.	Specialties, Inc.		Adjustments		Combined

NET SALES	$1,077,929	$11,981,956		$-		$13,059,885

COST OF SALES	560,862	6,843,355		-		7,404,217
Gross profit	517,067	5,138,601		-		5,655,668

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
Marketing expenses	239,025	2,440,647		-		2,679,672
General and administrative expenses	625,820	1,359,455		-		1,985,275
Amortization				-	(1)	-
Depreciation	5,260	14,484		-		19,744
Total selling, general and administrative expenses	870,105	3,814,586		-		4,684,691
Operating income (loss)	(353,038)	1,324,015		-		970,977

OTHER INCOME (EXPENSE):
Interest income	272	-		-		272
Miscellaneous expense	-	-		-		-
Other Income	-	26,795		-		26,795
Interest expense	(271,744)	(42,225)		(392,387)	(2)	(706,356)
Debt discount amortization				(601,059)	(3)	(601,059)
Debt acquisition cost amortization				(260,597)	(4)	(260,597)
Total other expense	(271,472)	(15,430)		(1,254,043)		(1,540,945)

INCOME (LOSS) BEFORE INCOME TAXES	(624,510)	1,308,585		(1,254,043)		(569,968)

INCOME TAX PROVISION	-	-		270,438	(5)	270,438

NET INCOME (LOSS)	$(624,510)	$1,308,585		$(1,524,481)		$(840,406)

BASIC NET INCOME (LOSS) PER COMMON SHARE	$(0.01)	N/A	(6)	$-	(6)	$(0.03)

DILUTED NET INCOME (LOSS) PER COMMON SHARE	$(0.01)	N/A		$-	(6)	$(0.03)

WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING	42,001,918	N/A		-		42,001,918

(1)
The excess of the purchase price over the fair value of the assets acquired is allocated between those intangible assets that have estimated useful lives and goodwill. For the purpose of these proforma financial statements the entire amount is being allocated to goodwill. Goodwill is not amortized but is tested for impairment in value annually. If determined to be impaired goodwill is written down to its estimated fair value. If there are any intangibles that have an estimated useful life those intangibles are amortized to expense over the estimated useful lives using the straight lone method. Amortization, if any, is a non cash charge to earnings and as such does not effect our cash flow.

(2)	Proforma interest expense is related to the acquisition debt of $5,800,000. Interest rates range from 8% to 12% and maturities range from June, 2007 through April, 2010.

(3)
Warrants to purchase common shares were issued to certain noteholders and to the placement agent for services in connection with raising the debt and equity financing. The value of the warrants was computed using the Black Scholes method and expire in five years. The value of the warrants attributable to the debt amounts to $867,890 and is being amortized over the term of the related debt based on the timing of the principal payments. Amortization is a non cash charge to earnings and as such does not effect our cash flow.

(4)
We incurred various costs relating to the issuance of  the notes payable that are described as debt acquisition costs on the balance sheet. These costs will be amortized as additional interest costs over the terms of the related notes which range between 2007 and 2010.

Amortization is a non cash charge to earnings and as such does not effect our cash flow.

(5)
Nutritional Specialties, Inc. files its federal and state income tax returns as a S Corporation. As such its stockholders include the Company's taxable income on their personal income tax returns. The combined entity will file its tax returns as a C corporation and as such will be subject to federal and state income taxes. Deferred income taxes are recorded to recognize future tax benefits or obligations resulting from temporary differences in the basis of assets and liabilities for accounting and tax purposes. In addition a deferred tax asset may be recorded for the future tax benefit of a  net operationg loss carryforward.

Deferred income taxes and the provision for income taxes is computed as follows:

Deferred tax assets
Net operating losses	$772,000
Less valuation allowance	(772,000)

Deferred tax liability
Future liability for amortization of goodwill	(270,438)

Net deferred tax liability	$(270,438)

Income taxes are computed at a combined federal and state rate of 40%.

A valuation allowance for the future benefit of the net operating loss  carryforward is established because of the uncertainty of its future utilization.

(4)	An additional 22,000,000 shares have been added to the weighted average shares outstanding, representing shares issued to the sellers in connection with the acquisition.

Note:  We intend to eliminate certain general and administrative expenses related to reductions in rent and payroll as facilities are consolidated and duplicate positions are eliminated.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
3/31/2007
(UNAUDITED)

	Historical
	Baywood	Nutritional	Pro Forma		Pro Forma
	International, Inc.	Specialties, Inc.	Adjustments		Combined

ASSETS

CURRENT ASSETS
Cash and equivalents	$34,968	$509,441	$1,060,301	(8)	$1,604,710
Accounts receivable	43,605	1,086,912	-		1,130,517
Inventories	72,798	1,084,314	-		1,157,112
Prepaid expenses and other current assets	27,414	65,426	-		92,840
Total current assets	178,785	2,746,093	1,060,301		3,985,179

NON CURRENT ASSETS
Excess of purchase price over fair value of tangible assets	-	-	9,455,086	(2)	9,455,086
Other non-current assets	453,000	100,000	(423,000)	(3)	130,000
Property and equipment	26,685	15,646	-		42,331
Debt acquisition costs			952,053	(4)	952,053
				(5)
Accumulated amortization of debt acquisition costs			(204,277)	(5)	(204,277)
Total non-current assets	479,685	115,646	9,779,862		10,375,193

Total assets	$658,470	$2,861,739	$10,840,163		$14,360,372

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$903,649	$832,814	$-		$1,736,463
Interest payable	333,202	-	-		333,202
Accrued liabilities	748,787	246,756	-		995,543
Bank line of credit	-	101,506	-		101,506
Notes payable	1,661,727	102,057	(300,000)	(6)	1,463,784
Notes payable- Lifetime Acquisition	-	-	2,487,500	(4)	2,487,500
Deferred income tax liability			63,034	(9)	63,034
Total current liabilities	3,647,365	1,283,133	2,250,534		7,181,032

Notes payable	-	973,288	3,312,500		4,285,788
Less Discount(net of amortization)	-	-	(538,826)		(538,826)
Net	-	973,288	2,773,674		3,746,962

STOCKHOLDERS' EQUITY
Preferred stock, $1.00 par value, 10,000,000 shares authorized
Class A, 35,000 shares issued and outstanding	35,000	-	-		35,000
Class F, 11,710 shares issued and outstanding; stated value of $936,800	11,710	-	-		11,710
Class G, 200,000 shares issued and outstanding	200,000	-	-		200,000
Class H, 350,000 shares issued and outstanding	350,000	-	-		350,000
Class I, 521,500 shares issued and outstanding, $.001 par value	-	-	521	(6)	521
Common stock, $.001 par value, 50,000,000 shares authorized, 32,768,235 shares issued and outstanding	42,667	-	22,000	(1)	64,667
Common stock		40,000	(40,000)	(2)	-
Additional paid-in capital	10,705,990	107,000	6,977,699	(5)	17,790,689
				(6)
				(7)
Accumulated other comprehensive loss	(7,500)	-	-		(7,500)
Accumulated deficit	(14,326,762)	-	-		(14,326,762)
Retained Earnings	-	1,658,318	(1,658,318)	(2)	-
Proforma adjustments			(685,947)		(685,947)
Less: Treasury stock	-	(1,200,000)	1,200,000	(2)	-
Total stockholders' equity (deficit)	(2,988,895)	605,318	5,815,955		3,432,378
Total liabilities and stockholders' equity	$658,470	$2,861,739	$10,840,163		$14,360,372

(1)
We issued 22,000,000 shares of our common stock to the sellers as part of the purchase price that is valued at current trading price of $0.05 per share.  Common stock was increased for the par value of $.001per share with the balance of $1,078,000 included in additional paid in capital.

(2)	The total purchase price is as follows:

Cash	$7,660,404
Notes payable- sellers	1,300,000
Common stock	1,100,000
10,060,404
Net equity of acquired company	(605,318)
Total	$9,455,086

The notes payable consist of 8% unsecured promissory notes in the aggregate amount of $700,000 and 8% unsecured convertible promissory notes in the aggregate amount of $600,000, and a five-year warrant to purchase 700,000 shares of our common stock at an exercise price of $.05 per share. The 8% convertible notes are convertible into shares of common stock at a conversion price of $.05 per share subject to various adjustments.

The proforma consolidated financial statements are prepared by combining the assets and liabilities of the entities at their book values which approximate their fair values. The excess of the purchase price over the carrying values of the assets and liabilities is being recorded as an intangible asset. This asset will be tested for impairment annually and will be written down to fair value if less than the recorded cost.

The stockholders' equity of the acquired company, Nutritional Specialties, Inc.(Lifetime) is eliminated through these consolidation and proforma adjustments.

(3)
We paid various professional fees in connection with the Lifetime acquisition. These expenses are being allocated between costs of the investment in Lifetime, the raising of debt financing and the raising of equity.

(4)
In connection with the acquisition, we raised $4,500,000 from (i) the issuance of 10% notes in the aggregate principal amount of $1,000,000, (ii) the issuance of a 12% 2007 bridge note in the principal amount of $2,000,000, and (iii) bank financing in the aggregate principal amount of $1,500,000.

Total indebtedness incurred in the acquisition is as follows:

10% notes, interest payable monthly and principal payments of $166,667 in February, 2008 and $833,333 in February, 2009	$1,000,000

12% subordinated bridge note payable on June 30, 2007	2,000,000

Bank financing payable in monthly payments of interest and principal of $19,801 through March, 2010 and a final payment of $1,210,977 in April, 2010. Interest is at 9.75 percent.	1,500,000

Seller notes with interest payable monthly at 8% and principal payable quarterly through March, 2009	1,300,000

Total	$5,800,000

Current	$2,487,500
Long term	3,312,500
Total	$5,800,000

Fees paid to the placement agent and other  professional fees incurred in connection with the debt are recorded as debt acquisition costs.
These costs will be amortized to expense over the terms of the related debt.

(5)
We issued warrants to (i) the sellers to acquire 700,000 shares of our common stock at $.05per share, (ii) the purchasers of the 10% notes to purchase 10,000,000 shares of common stock at an exercise price of $.02 per share, '(iii) (iii) and the purchaser of the 12% 2007 bridge notes to purchase 4,000,000 shares of common stock at an exercise price of $.05 per share. In addition, we issued warrants to Northeast Securities, Inc. to purchase 18,483,750 shares of common stock at an exercise price of $.04 per share. Northeast Securities, Inc. was the exclusinve placement agent and was issued the warrants for their services in connection with the placement of the equity and certain of the notes.

Using the Black-Scholes option pricing model, the value of these warrants is determined to be an average $0.0589 per warrant. The value assigned to the warrants relating to the debt is recorded as a discount of the debt and an addition to additional paid in capital. The value of the warrants issued and other amounts paid to Northeast Securities, Inc.for their services as placement agent is allocated between debt acquisition cost and additional paid in capital as a cost of raising the financing.

The value of the warrants issued and other amounts paid for the debt acquisition will be amortized over the terms of the related notes which range between 2007 and 2010. The value of the warrants attributable to the debt discount will be amortized over the term of the related debt based on the timing of the principal payments.

See also (6) below relating to warrants issued to purchasers of the Series I 8% cumulative convertible preferred stock.

(6)
In connection with the acquisition, we issued 104.3 units consisting of 5,000 shares per unit of Series I 8% cummulative convertible preferred stock, convertible into 1,250,000 shares of common stock at $.04 per share, and a five year warrant to purchase 250,000 shares at an exercise price of $.02 per share to a group of accredited investors. As part of the offering, $300,000 of our outstanding indebtedness was converted into shares of Series I preferred stock.

(7)
Aditional paid in capital includes the amounts received in excess of the par value of the common and preferred shares issued and the value of the warrants issued to certain note holders,  the placement agent and the investors in the preferred stock. It is also being reduced for the costs incurred in connection with raising the equity.

(8)
The proforma adjustment for cash consists of the cash raised through the offering less the amount paid for the acquisition and less the amount paid for interest on the acquisition debt during the proforma period.

(9)	The deferred income tax liability is recorded to recognize a future income tax obligation caused by goodwill being amortized for tax purposes and not for accounting purposes.

The Company’s stock price has traded in range of $0.02 to $0.16 per share over the prior five year period and a range of $.04 to $.10 for February, March and April of 2007. These proforma statements value the common shares issued at $.05 per share which is management's estimate of an average value in the period around the time of the acquisition. The warrants are valued at $.07 per share which was the trading price on March 31, 2007, the effective date of the transaction.

These proforma financial statements present the proforma financial position of the combined entity assuming the transaction occurred on January 1, 2007 The acquisition closed on April 5, 2007, effective March 31, 2007.
Management does not believe that the final purchase price will vary materially from the proforma purchase price.

For purposes of this pro forma presentation, it is assumed that there are no significant differences from the carrying value of tangible net assets of the sellers and the fair value of such net assets at the time of the acquisition.  At this time, we cannot estimate the allocation of the excess purchase price over the fair value of net assets acquired among amortizable intangibles, if any, and goodwill.  The actual allocation could be based on a third party valuation of the seller's net assets and such allocation could vary from that presented above.  However, we do not anticipate a material change in the final allocation of purchase price over the fair value as compared to the allocation presented above.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended March 31, 2007

	Historical
	Baywood	Nutritional	Pro Forma		Pro Forma
	International, Inc.	Specialties, Inc.	Adjustments		Combined

NET SALES	$206,133	$3,234,803	$-		$3,440,936

COST OF SALES	97,357	1,713,110	-		1,810,467
Gross profit	108,776	1,521,693	-		1,630,469

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
Marketing expenses	49,031	595,836	-		644,867
General and administrative expenses	155,092	217,351	-		372,443
Amortization	-		-	(1)	-
Depreciation	898	3,621	-		4,519
Total selling, general and administrative expenses	205,021	816,808	-		1,021,829
Operating income (loss)	(96,245)	704,885	-		608,640

OTHER INCOME (EXPENSE):
Interest income	-	-	-		-
Miscellaneous expense	-	-	-		-
Other Income	-	25,219	-		25,219
Interest expense	(131,764)	(17,770)	(89,572)	(2)	(239,106)
Debt discount amortization			(329,064)	(3)	(329,064)
Debt acquisition cost amortization			(204,277)	(4)	(204,277)
Total other expense	(131,764)	7,449	(622,913)		(747,228)

INCOME (LOSS) BEFORE INCOME TAXES	(228,009)	712,334	(622,913)		(138,588)

INCOME TAX PROVISION	-	-	63,034	(5)	63,034

NET INCOME (LOSS)	$(228,009)	$712,334	$(685,947)		$(201,622)

BASIC NET INCOME (LOSS) PER COMMON SHARE	$(0.01)	N/A	$-	(6)	$(0.01)

DILUTED NET INCOME (LOSS) PER COMMON SHARE	$(0.01)	N/A	$-	(6)	$(0.01)

WEIGHTED AVERAGE OF COMMON SHARES OUTSTANDING	42,667,288	N/A	-		42,667,288

(1)
The excess of the purchase price over the fair value of the assets acquired is allocated between those intangible assets that have estimated useful lives and goodwill. For the purpose of these proforma financial statements the entire amount is being allocated to goodwill. Goodwill is not amortized but is tested for impairment in value annually. If determined to be impaired goodwill is written down to its estimated fair value. If there are any intangibles that have an estimated useful life those intangibles are amortized to expense over the estimated useful lives using the straight lone method. Amortization, if any, is a non cash charge to earnings and as such does not effect our cash flow.

(2)	Proforma interest expense is related to the acquisition debt of $5,800,000. Interest rates range from 8% to 12% and maturities range from June, 2007 through April, 2010.

(3)
Warrants to purchase common shares were issued to certain noteholders and to the placement agent for services in connection with raising the debt and equity financing. The value of the warrants was computed using the Black Scholes method and expire in five years. The value of the warrants attributable to the debt amounts to $867,890 and is being amortized over the term of the related debt based on the timing of the principal payments. Amortization is a non cash charge to earnings and as such does not effect our cash flow.

(4)
We incurred various costs relating to the issuance of  the notes payable that are described as debt acquisition costs on the balance sheet. These costs will be amortized as additional interest costs over the terms of the related notes which range between 2007 and 2010.

Amortization is a non cash charge to earnings and as such does not effect our cash flow.

(5)
Nutritional Specialties, Inc. files its federal and state income tax returns as a S Corporation. As such its stockholders include the Company's taxable income on their personal income tax returns. The combined entity will file its tax returns as a C corporation and as such will be subject to federal and state income taxes. Deferred income taxes are recorded to recognize future tax benefits or obligations resulting from temporary differences in the basis of assets and liabilities for accounting and tax purposes. In addition a deferred tax asset may be recorded for the future tax benefit of a  net operating loss carryforward.

Deferred income taxes and the provision for income taxes is computed as follows:

Deferred tax assets
Net operating losses	$312,200
Less valuation allowance	(312,200)

Deferred tax liability
Future liability for amortization of goodwill	(63,034)

Net deferred tax liability	$(63,034)

Income taxes are computed at a combined federal and state rate of 40%.

A valuation allowance for the future benefit of the net operating loss  carryforward is established because of the uncertainty of its future utilization.

(6)	An additional 22,000,000 shares have been added to the weighted average shares outstanding, representing shares issued to the sellers in connection with the acquisition.

Note: We intend to eliminate certain general and administrative expenses related to reductions in rent and payroll as facilities are consolidated and duplicate positions are eliminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 18, 2007	BAYWOOD INTERNATIONAL, INC.

	By:	/s/ Neil Reithinger
Neil Reithinger
President, Chief Executive Officer and
Principal Accounting Officer